SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement

[X]Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I, Fidelity Advisor VII, Fidelity Advisor VIII, Fidelity Capital Trust, Fidelity Commonwealth Trust, Fidelity Commonwealth Trust II, Fidelity Concord Street Trust, Fidelity Contrafund, Fidelity Covington Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Financial Trust, Fidelity Hasting Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Mt. Vernon Street Trust, Fidelity Puritan Trust, Fidelity Securities Trust, Fidelity Select Portfolios, Fidelity Summer Street Trust, Fidelity Trend Fund

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT

"WO# 31197 - FIDELITY FUNDS. PROXY"

EXPECTED MAIL DATE: - MEETING DATE:

WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE SHAREHOLDER WILL HEAR:

INITIAL GREETING:

"Thank you for calling the Proxy Materials Order Line."

"This line is available to you until the meeting date of the current campaign"

THEN THE SHAREHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER:

"To request a copy of proxy materials by mail, I'll need to validate some information from your Meeting Notice." "On your notice there's a shaded box with a 14 digit number inside. Please enter that number now."

AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:" "Next, located in the un-shaded box is an 8 digit number. Please enter this number now.

THEN YOU HEAR:

"Thank you, Please hold while I validate those numbers."

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC SPEECH IS HEARD NEXT:

GENERIC:

Okay, you'll be requesting meeting materials for the upcoming proxy meeting.

CUSTOM:

"Okay, you'll be requesting meeting materials for Fidelity Funds"

THEN THE FOLLOWING SPEECH IS HEARD:

"Your request for a paper copy of your proxy materials will be processed in just a moment. For future meetings you can elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your Shareholder meeting Notice so that we can capture your email address. If you prefer to receive all future proxy materials by mail, press 1 now. If you don't want to set a future delivery preference, just hold on for your material order confirmation."

NEXT, THE SHAREHOLDER HEARS:

"Please hold while I process your request."

THEN THE SHAREHOLDER HEARS:

"Your request has been received. Proxy material orders will be mailed within 3 business days."

OR, IF THE SHAREHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD:

"There's already a request for proxy meeting materials that's pending. Material orders are mailed within 3 business days from when they were requested."

IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE SHAREHOLDER WILL HEAR:

"Since the meeting is within 10 days, I cannot guarantee that you'll receive your proxy materials in sufficient time for you to review the materials and process your vote. However, you can always view your proxy materials and vote online by logging onto the website listed on your Shareholder meeting notice."

IF THE SHAREHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR:

"Additionally, as you've indicated, you'll receive all future proxy meeting materials by mail."

THEN THE SHAREHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE:

"If you have received a notice on another account that you'd like me to send you materials on, press one now."

THEN IF THE SHAREHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE:

"Okay, to send you materials on another account we'll just need to repeat the process using the details from your other notice. Let's begin..."

IF THE SHAREHOLDER DOESN'T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR:

"I'm now going to end this call. Thank you for calling. Goodbye."

FORM OF

COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING

AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxy-direct.com/Fidelity,

shareholder sees Screen 1]

Computershareproxydirect

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

["Login" button appears here]

To access materials without a control number: Click ["here" link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on "Login" before inputting a valid control number, the following error message appears:]

There is a length error with the Control Number and/or Security Code

[If shareholder clicks on "Submit" after inputting a valid control number, Screen 2 appears.]

Sample	Sample Notice
Proxy/Voting Instruction Card

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the ["Help" link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

SCREEN 2

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Computershareproxydirect

[Fidelity Logo appears here]

The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Requesting paper materials will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING.

ACCESS OR REQUEST

MATERIALS

VOTE YOUR PROXY

View Materials:

Request Materials:

Click Here [If shareholder clicks on "Click Here" link, they will be directed to the Proxy Materials Page]

Click Here [If shareholder clicks on "Click Here" link, they will be directed to the Request Materials Page]

To Vote via our Touch Tone line, have your voting card or meeting notice in front of you and call 1-800-337-3503

To Request Materials via our Touch Tone Order

Request line call 1-877-816-5331

Links – (center justified) "Back to Login Page" "Continue to Voting" [If shareholder clicks on "Back to Login Page" link, they will be redirected to Screen 1]

[If shareholder clicks on "Continue to Voting" link they will be directed to Screen 3]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

SCREEN 3 - Internet Voting Page

[After clicking "Continue to voting, shareholder sees Screen 3]

Computershareproxydirect

[Fidelity Logo appears here]

Text - (left justified)

Control Number: [control number appears here] Fund

[TRUST NAME] - [FUND NAME]

Text - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL.

Text - (right justified)
Mark All> [For/Against/Withhold]
Proposals
01.01 [Title of proposal]. [Name of nominee for Trustee election]		[For][Withhold]
01.02 [Title of proposal]. [Name of nominee for Trustee election]		[For][Withhold]
01.03 [Title of proposal]. [Name of nominee for Trustee election]		[For][Withhold]
02.	[Title of proposal will be inserted].
Text - (right justified)
[For/Against/Abstain]

03.[Title of proposal will be inserted].

Text - (right justified) [For/Against/Abstain]

04.[Title of proposal will be inserted].

Text - (right justified) [For/Against/Abstain]

If you have questions regarding the voting process, please call 1-877-456-7881

Links – (left justified) "Cancel Vote & Exit" "Submit Vote"

[If shareholder clicks on "Cancel Vote & Exit" link, the following popup appears:] Text - (left justified)

Are you sure you want to cancel your vote?

[If shareholder clicks on "Submit" link without making an election, the following popup appears:] Text - (left justified)

You Must Vote On Each Proposal

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

SCREEN 4 - Vote Submission Page

[Upon casting a vote by clicking either the "SUBMIT" or the "UPDATE" links on Screen 3, shareholder sees Screen 4]

Computershareproxydirect

Link – "Log Out"

[Fidelity Logo appears here]

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions.

This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records.

Link – "Print Page"

Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET]

[Summary of elections will appear here]

Computershare

Link "Click Here" – "to SET FUTURE PREFERENCE for receiving materials.

[If shareholder clicks on "Click Here" link, they will be directed to the page to set future preferences.]

Link – "Return to Card List" or "Exit"

[If shareholder clicks on "Return to Card List" link, they will be redirected to their Consolidated Ballot.] [If shareholder clicks on "Exit" link, they will be redirected to Screen 1.]

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail:

Confirm E-mail: Link – "Send E-mail"

[If shareholder clicks on "Send E-mail" link, without an email address entered the following appears.] * Blank

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2, 3, or 4, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Computershareproxydirect

VIEW MATERIALS ONLINE

To view proxy Materials please click the appropriate link below.

Proxy Dated	Trust Name: Fund	Link(s)
Name(s)

[MM, DD,	[Trust Name:	[Links to Letter, Q&A, Notice,
YYYY][Date of Proxy	Fund Name(s) Inserted Here]	Proxy Statement, Prospectus,
Inserted here]		Additional Solicitation Material,
and Information Statement
Inserted Here, as applicable]

[MM, DD,	[Trust Name:	[Links to Letter, Q&A, Notice,
YYYY][Date of Proxy	Fund Name(s) Inserted Here]	Proxy Statement, Prospectus,
Inserted here]		Additional Solicitation Material,
and Information Statement
Inserted Here, as applicable]

[MM, DD,	[Trust Name:	[Links to Letter, Q&A, Notice,
YYYY][Date of Proxy	Fund Name(s) Inserted Here]	Proxy Statement, Prospectus,
Inserted here]		Additional Solicitation Material,
and Information Statement
Inserted Here, as applicable]

Link – "Return to Previous Page"

[If shareholder clicks on "Return to Previous Page" link, they will be redirected to the previous screen.]

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address belowhttp://www.adobe.com/products/acrobat/readstep.html

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 4, a confirmation in the following format will be sent to the e- mail address provided by the shareholder]

Form of

E-mail Confirmation

From: voteconfirm@proxy-direct.com

To: [Shareholder Last, First Name]

Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows:

[Vote summary appears here]

[If shareholder selects the option to Request Materials for the Fidelity funds on Screen 2 a new window will open that presents information in the following format.]

Form of

Request Materials Page

Computershareproxydirect

REQUEST MATERIALS

You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote.

Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting.

Delivery Option:
Electronic Delivery	Regular Mail

[If shareholder elects to receive materials electronically, they will follow the following prompts:

Email Address: * Required

Confirm Email: * Required

Note: You must click the Save Button to submit your Request for Materials.

Links – (right justified) "All Options" "Save"

[If shareholder clicks on "All Options" link, they will be redirected to Screen 2]

[If shareholder clicks on "Save" link, the following message will appear:

Your request to receive materials via electronic delivery has been submitted and for orders received prior to the meeting will be processed within 3 business days.]

[If shareholder elects to receive materials regular mail, they will follow the following prompts:

Links – (right justified) "All Options" "Save"

[If shareholder clicks on "All Options" link, they will be redirected to Screen 2]

[If shareholder clicks on "Save" link, the following message will appear:

Your request to receive materials has been submitted. Your proxy materials for orders received prior to the meeting will be mailed within 3 business days]

If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) "Back to Login Page"

[If shareholder clicks on "Back to Login Page" link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

[If shareholder selects the option to Set Future Preferences on Screen 4 a new window will open that presents information in the following format.]

Form of

Set Future Preferences Page

Computershareproxydirect

SET FUTURE PREFERENCES

If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy.

If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page.

Delivery Option:
Electronic Delivery	Regular Mail

[If shareholder elects to receive materials electronically, they will follow the following prompts:

Email Address: * Required

Confirm Email: * Required

Note: You must click the Save Button to submit your Request for Materials.

Links – (right justified) "All Options" "Save"

[If shareholder clicks on "All Options" link, they will be redirected to Screen 2]

[If shareholder clicks on "Save" link, the following message will appear:

Your future preference has been saved.]

[If shareholder elects to receive materials regular mail, they will follow the following prompts:

Links – (right justified) "All Options" "Save"

[If shareholder clicks on "All Options" link, they will be redirected to Screen 2]

[If shareholder clicks on "Save" link, the following message will appear:

Your future preference has been saved.]

If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) "Back to Login Page"

[If shareholder clicks on "Back to Login Page" link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

[If shareholder selects the option to return to their card list they will see the below.]

Computershareproxydirect [Fidelity Logo appears here]

Below please find all proxy voting ballots associated with your accounts. Click on the Consolidated Ballot button to submit a vote for all of your cards across all of your accounts at once.

Link – "Consolidated Ballot"

[If shareholder clicks on "Consolidated Ballot" link they will be directed to Screen 1 for all of their accounts]

Alternatively, you may vote each of your cards individually by clicking below on the control number of the card you wish to vote.

Control Number	Vote Status
Link - [Numbers print here]	[Voted/Not voted]

[If shareholder clicks on "a control number" link they will be directed to Screen 1 for that account]

Link – "Log out"

[If shareholder clicks on "Continue to Voting" link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

PO Box 28015

Consolidated SmartNotice

This notice represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this notice.

Albuquerque, NM 87125-8015

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT

SECURITY CODE LISTED IN THE BOXES BELOW WHEN

REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.

When you are ready to vote, you can use the same Control

Number & Security Code to record your vote.

Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on June 9, 2020.

The Special Meeting of Shareholders will be held on June 9, 2020, at 8:00 a.m., (Eastern Time), at 245 Summer Street, Boston, MA 02210. For information about attending the Special Meeting in person, please visit https://www.proxy-direct.com/Fidelity .   If you are planning to attend the Special Meeting, please check the website for updated information one week prior to the Special Meeting date.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at:

 https://www.proxy-direct.com/Fidelity

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than May 27, 2020, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/Fidelity

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT:  proxymaterials@computershare.com

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN MAY 27,2020, TO FACILITATE TIMELY DELIVERY.

FEF_31197_NA_041420_C

The following matters will be considered at the Meeting:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1-4 AND AGAINST PROPOSALS 5 AND 6:

1.To elect a Board of Trustees.

2.For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.

3.For Fidelity® Advisor Semiconductors Fund, to modify a fundamental investment policy.

4.For Fidelity® Advisor Semiconductors Fund, to modify the fund's fundamental concentration policy.

THE BOARD RECOMMENDS A VOTE AGAINST PROPOSALS 5 AND 6.

5.For certain funds, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

6.For each of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

If you wish to attend the Special Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Special Meeting.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

In connection with a portion of this proxy campaign, the Funds have elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission ("SEC") in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet or request a full set of printed materials for the Special Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

FEF_31197_NA_041420_C

Individual SmartNotice
PO Box 28015	This notice represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration.
Albuquerque, NM 87125-8015

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT

SECURITY CODE LISTED IN THE BOXES BELOW WHEN

REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.

When you are ready to vote, you can use the same Control

Number & Security Code to record your vote.

Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on June 9, 2020.

The Special Meeting of Shareholders will be held on June 9, 2020, at 8:00 a.m., (Eastern Time), at 245 Summer Street, Boston, MA 02210. For information about attending the Special Meeting in person, please visit https://www.proxy-direct.com/Fidelity .   If you are planning to attend the Special Meeting, please check the website for updated information one week prior to the Special Meeting date.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at:

 https://www.proxy-direct.com/Fidelity

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than May 27, 2020, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/Fidelity

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT:  proxymaterials@computershare.com

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN MAY 27,2020, TO FACILITATE TIMELY DELIVERY.

FEF_31197_NA_041420

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24

The following matters will be considered at the Meeting:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1-4 AND AGAINST PROPOSALS 5 AND 6:

1.To elect a Board of Trustees.

2.For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.

3.For Fidelity® Advisor Semiconductors Fund, to modify a fundamental investment policy.

4.For Fidelity® Advisor Semiconductors Fund, to modify the fund's fundamental concentration policy.

THE BOARD RECOMMENDS A VOTE AGAINST PROPOSALS 5 AND 6.

5.For certain funds, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

6.For each of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund, a shareholder proposal requesting that the Board of

Trustees institute procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

If you wish to attend the Special Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Special Meeting.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

In connection with a portion of this proxy campaign, the Funds have elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission ("SEC") in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet or request a full set of printed materials for the Special Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

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